Income taxes	9 Months Ended
Sep. 30, 2014
Income Tax Disclosure [Abstract]
Income taxes

10. Income taxes

Income before income tax consisted of the following:

	Years ended December 31,
(in thousands)	2011	2012	2013

Domestic	$38,791	$38,714	$57,251
Foreign	—	14,496	34,078

	$38,791	$53,210	$91,329

Income tax expense consisted of the following:

	Years ended December 31,
(in thousands)	2011	2012	2013

Current:
Federal	$16,687	$19,984	$28,856
State	4,323	(493)	1,634
Foreign	—	3,578	8,058

Total current	21,010	23,069	38,548

Deferred:
Federal	(5,962)	(2,247)	(7,268)
State	(869)	126	(861)
Foreign	—	—	332

Total deferred	(6,831)	(2,121)	(7,797)

Income tax expense	$14,179	$20,948	$30,751

Undistributed earnings of $36.9 million of the Company’s foreign subsidiaries are considered to be indefinitely reinvested and, accordingly, no provision for federal and state income taxes have been provided thereon. The Company intends to reinvest these earnings indefinitely in its foreign subsidiaries. If these earnings were distributed to the United States in the form of dividends or otherwise or if the shares of the relevant foreign subsidiaries were sold or otherwise transferred the Company would be subject to additional U.S. income taxes (subject to adjustment for foreign tax credits) and foreign withholding taxes. Determination of the amount of unrecognized deferred income tax liability related to these earnings is not practical.

Income tax expense reconciles to the amount computed by applying the federal statutory rate (35%) to income before income taxes as follows:

	Years ended December 31,
	2011		2012		2013
(in thousands, except percentage)	$	%	$	%	$	%

Reconciliation to statutory rate:
Tax at federal statutory rate	$13,577	35.0%	$18,623	35.0%	$31,965	35.0%
State taxes, net of federal benefit	2,229	5.8	1,384	2.6	2,344	2.6
Impact of foreign operations	—	—	(211)	(0.4)	(113)	(0.1)
Stock-based compensation	540	1.4	1,385	2.6	2,982	3.3
S corporation status benefit	(1,082)	(2.8)	—	—	—	—
S corporation conversion—DTA setup	(965)	(2.5)	—	—	—	—
Tax credits	(211)	(0.5)	(415)	(0.8)	(5,637)	(6.2)
Other	91	0.3	182	0.3	(790)	(0.9)

	$14,179	36.6%	$20,948	39.4%	$30,751	33.7%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows:

	December 31,
(in thousands)	2012	2013

Components of deferred tax assets and liabilities
Deferred tax assets:
Net operating loss carryforwards	$746	$252
Stock-based compensation	3,477	3,475
Accruals and reserves	6,973	15,463

Gross deferred tax assets	11,196	19,190
Valuation allowance	(204)	—

Total deferred tax assets	10,992	19,190

Deferred tax liabilities:
Depreciation and amortization	(1,998)	(3,063)
Intangible assets	(1,214)	(550)

Total deferred tax liabilities	(3,212)	(3,613)

Net deferred tax assets	$7,780	$15,577

Recognition of deferred tax assets is appropriate when realization of such assets is more likely than not. Based upon the weight of available evidence, which includes the Company’s historical operating performance and the U.S. cumulative net profits in prior periods, the Company believes it is more likely than not that deferred tax assets will be realized.

As of December 31, 2013, the Company’s federal and state net operating loss carryforwards for income tax purposes were $0.4 million and $0.2 million, respectively. If not utilized, the federal and state losses will begin to expire in 2022 and 2014, respectively. Utilization of these federal and state tax credit carryforwards are subject to an annual utilization limitation of $1.2 million due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions.

Uncertain income tax positions

The Company has adopted ASC 740-10 “Accounting for Uncertainty in Income Taxes.” ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in the Company’s income tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

The Company’s total amounts of gross unrecognized tax benefits as of December 31, 2013 was $9.9 million, which represented an increase in unrecognized tax benefits by $5.5 million during 2013. If recognized, $9.4 million of these unrecognized tax benefits (net of federal benefit) would be recorded as a reduction of future income tax provision for the year ending December 31, 2013.

A reconciliation of the beginning and ending amount of the unrecognized income tax benefits during the years ended December 31, 2012 and 2013 are as follows:

	December 31,
(in thousands)	2011	2012	2013

Gross balance at January 1	$—	$966	$4,439
Gross increase related to current year tax positions	171	3,473	5,280
Gross increase related to prior year tax positions	795	—	179

	$966	$4,439	$9,898

The Company’s policy is to account for interest and penalties as income tax expense. As of the December 31, 2013, the Company had accrued no interest or penalties related to unrecognized tax benefits.

It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase within the next 12 months. However, the range of the reasonably possible change cannot be reliably estimated.

The Company files income tax returns in the U.S. federal jurisdiction, certain U.S. states and Hong Kong. The Company is subject to U.S. federal income tax examination for calendar tax years ending 2010 through 2013, from 2009 through 2013 for state tax purposes and 2013 for Hong Kong. The U.S. federal and U.S. state taxing authorities may choose to audit tax returns for tax years beyond the statute of limitation period due to significant tax attribute carryforwards from prior years, making adjustments only to carryforward attributes.

The Company was contacted for audit in December 2013 by the Internal Revenue Service for the 2011 tax year which included a partial year S corporation and partial year C corporation return. At this time, the Company is not able to estimate the potential impact that the examination may have on income tax expense. If the examination is resolved unfavorably, there is a possibility it may have a material negative impact on the Company’s results of operations.